UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALPHA NATURAL RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

IMPORTANT ANNUAL MEETING INFORMATION

Stockholder Meeting Notice

Important Notice Regarding the

Availability of Proxy Materials for the Stockholder Meeting to be Held on May 17, 2012

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice and proxy statement, annual report to stockholders, including the Form 10-K and form of proxy are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/anr to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a paper or e-mail copy of these documents, you must request one or else you will not receive one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 7, 2012 to facilitate timely delivery.

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Stockholder Meeting Notice

Alpha Natural Resources, Inc.’s Annual Meeting of Stockholders will be held on May 17, 2012 at The Martha Washington Hotel & Spa, located at 150 West Main Street, Abingdon, Virginia 24210, at 8:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR proposals 1, 2, 3 and 4:

1.	Election of nine nominees each to serve as a director, and each of whom is currently serving as a director of Alpha.

01 - Kevin S. Crutchfield

02 - William J. Crowley Jr.

03 - E. Linn Draper, Jr.

04 - Glenn A. Eisenberg

05 - P. Michael Giftos

06 - Deborah M. Fretz

07 - Joel Richards, III

08 - James F. Roberts

09 - Ted G. Wood

2.	APPROVAL OF THE 2012 LONG-TERM INCENTIVE PLAN.

3.	ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

4.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, KPMG LLP.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or you may vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you along with the other materials described in the proxy statement.

Driving Directions:

Nearest Airport: Tri Cities, Tennessee — TRI

Take TN 75N toward TN 75S. Merge onto Airport Pkwy/TN-357 N via the ramp on the Left. Merge onto I-81 N (Crossing into Virginia).

Take the US-58-Alt/VA-75 exit, Exit 17, toward Abingdon/South Holston Dam. Turn Left onto US-58 Alt/VA-75/Cummings St. SW. Turn Right onto US-11/W Main St./Lee Hwy. (33.1 mi NE from the nearest airport)

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→	Internet - Go to www.envisionreports.com/anr. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→	Telephone - Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	Email - Send email to investorvote@computershare.com with “Proxy Materials Alpha Natural Resources, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 7, 2012.